Branch Sale and Consolidations - Summary of Branch Assets and Liabilities Classified as Held-for-Sale (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Assets:
Cash	$ 1,064
Loans held-for-sale	63,965
Properties and equipment, net	4,035
Total branch assets held-for-sale	69,064
Liabilities:
Deposits held-for-sale	$ 183,395